UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2007
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2131 Palomar Airport Road, Suite 300 Carlsbad, California (Address of principal executive offices)	92011 (Zip Code)
Registrant’s telephone number, including area code: (760) 602-8422
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT LIST
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
On December 19, 2007, Ardea Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”), for the private placement of 3,018,868 newly issued shares of the Company’s common stock (the “Shares”) at a price of $13.25 per share (the “Private Placement”). The Private Placement is expected to close on or about December 21, 2007.
In connection with the Private Placement, the Company also entered into a Registration Rights Agreement, dated December 19, 2007, with the Purchasers (the “Registration Rights Agreement”) pursuant to which it has agreed to file, within 30 days of the closing of the Private Placement, a registration statement with the Securities and Exchange Commission (“SEC”) to register the Shares for resale, which registration statement is required to become effective within 90 days following the closing (or in the event the SEC reviews and has written comments to the registration statement or any document incorporated by reference therein, then within 120 days following the closing). The Company will be required to pay certain cash as liquidated damages if it does not meet its registration obligations under the Registration Rights Agreement.
The Securities Purchase Agreement and the Registration Rights Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. The press release announcing the Private Placement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description of the Securities Purchase Agreement and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and Registration Rights Agreement attached hereto.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.
The aggregate offering price of the Shares to be sold in the Private Placement is approximately $40,000,000, of which an aggregate of approximately $2,600,000 will be paid to the placement agents for their services in connection with the Private Placement.
The sale of the Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Shares will be sold to accredited investors in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Shares may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.
Item 7.01. Regulation FD Disclosure.
A copy of presentation materials describing the Company’s business to be used by the Company from time to time is filed as Exhibit 99.2 hereto. These materials reflect updates to information previously furnished by the Company regarding the Company’s research and development programs, including information relating to expected research and development milestones. The Company does not intend to file any update of these presentation materials in the future. The fact that these updated presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials. The information in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Document Description

10.1	Securities Purchase Agreement, dated December 19, 2007, by and among Ardea Biosciences, Inc. and the Purchasers listed on the signature pages thereto.

10.2	Registration Rights Agreement, dated December 19, 2007, by and among Ardea Biosciences, Inc. and the Purchasers listed on the signature pages thereto.

99.1	Press Release, dated December 20, 2007.

99.2	Ardea Biosciences, Inc. presentation materials updated as of December 19, 2007, and to be used from time to time thereafter.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: December 20, 2007	/s/Barry D. Quart
Barry D. Quart, Pharm. D.
Chief Executive Officer

EXHIBIT LIST

Exhibit Number	Document Description

10.1	Securities Purchase Agreement, dated December 19, 2007, by and among Ardea Biosciences, Inc. and the Purchasers listed on the signature pages thereto.

10.2	Registration Rights Agreement, dated December 19, 2007, by and among Ardea Biosciences, Inc. and the Purchasers listed on the signature pages thereto.

99.1	Press Release, dated December 20, 2007.

99.2	Ardea Biosciences, Inc. presentation materials updated as of December 19, 2007, and to be used from time to time thereafter.